AIRCRAFT FINANCE TRUST
                        ASSET BACKED NOTES, SERIES 1999-1
                              REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date                     15th of each month
Convention                        Modified Following Business Day

Current Payment Date                    October 16, 2000
Current Calculation Date                October 10, 2000


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1. Account Activity Summary between Calculation Dates
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

                                                   Prior                                                             Balance on
                                                 Balance               Deposits             Withdrawals        Calculation Date

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
Expense Account                            17,080,432.68           1,372,198.86           (4,629,398.87)          13,823,232.67
Collection Account                         65,854,948.16          17,644,349.58          (13,854,948.16)          69,644,349.58
VARIG Reserve Account                       6,750,000.00                      -                       -            6,750,000.00
Lessee Funded Account                      10,526,895.69             125,921.66                       -           10,652,817.35
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Total                                     100,212,276.53          19,142,470.10          (18,484,347.03)         100,870,399.60
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
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                                      17,080,432.68
Transfer from Collection Account on Previous Payment Date                                                          1,372,198.86
Interim Transfer from (to) Collection Account                                                                     (3,496,033.67)
Payments on Previous Payment Date                                                                                   (540,745.65)
Interim payments                                                                                                    (592,619.55)
Other                                                                                                                         -
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Balance on Current Calculation Date                                                                               13,823,232.67
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                                      65,854,948.16
Collections during period
 - lease rentals                                                                                                  10,767,585.57
 - maintenance reserves                                                                                            1,820,626.15
 - other                                                                                                             278,000.00
 - interest income                                                                                                   484,138.05
Drawings under Credit or Liquidity Enhancement Facilities                                                                     -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                        -
Transfer to Expense Account on previous Payment Date                                                              (1,372,198.86)
Net Swap receipts (payments) on previous Payment Date                                                                797,966.14
Net Transfers from (to) Lessee Funded Accounts                                                                                -
Net Transfers from (to) Varig Reserve Accounts                                                                                -
Aggregate Note Payments on previous Payment Date                                                                 (12,482,749.30)
Interim Transfer from (to) Expense Account                                                                         3,496,033.67
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Balance on Current Calculation Date                                                                               69,644,349.58
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                                 -
                                                                                                        ------------------------
Available Collections                                                                                             69,644,349.58
                                                                                                        ------------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)         Required Expense Amount                                                                                1,230,959.20
(ii)        (a)  Class A Interest but excluding Step-up/Additional Interest                                        5,206,167.59
            (b)  Swap Payments other than subordinated swap payments                                                          -
(iii)       Repayment of Primary Eligible Credit Facilities                                                                   -
(iv)        First Collection Account top-up                                                                       33,000,000.00
(v)         Class A Minimum principal payment                                                                                 -
(vi)        Class B Interest                                                                                         821,785.33
(vii)       Repayment of Secondary Eligible Credit Facilities                                                                 -
(viii)      Second collection account top-up                                                                      10,000,000.00
(ix)        Class B Minimum principal payment                                                                                 -
(x)         Class C Interest                                                                                         706,666.67
(xi)        Repayment of Tertiary Eligible Credit Facilities                                                                  -
(xii)       Third Collection Account top-up                                                                        5,000,000.00
(xiii)      Class A Supplemental principal                                                                                    -
(xiv)       Class B Supplemental principal                                                                                    -
(xv)        Class C Minimum principal payment                                                                                 -
(xvi)       Class D Interest                                                                                         586,666.67
(xvii)      Repayment of Subordinate Eligible Credit Facilities                                                               -
(xviii)     Fourth Collection Account top-up                                                                       4,000,000.00
(xix)       Class D Minimum principal payment                                                                                 -
(xx)        Expense Accrual                                                                                        1,789,872.20
(xxi)       Additional and Step-up Interest
            (a)  Additional Interest                                                                                          -
            (b)  Maturity Step-up Interest                                                                                    -
            (c)  Registration Step-up Interest                                                                                -
(xxii)      Class A Scheduled principal                                                                                       -
(xxiii)     Class B Scheduled principal                                                                              461,917.70
(xxiv)      Class C Scheduled principal                                                                                       -
(xxv)       Class D Scheduled principal                                                                                       -
(xxvi)      Reimbursement of Beneficial Interest Cure Payments                                                                -
(xxvii)     Sale Premium
            (a)  Class C                                                                                                      -
            (b)  Class D                                                                                                      -
(xxviii)    Expense Account for Modification Accruals and Refinancing Payments                                                -
(xxix)      Class A Outstanding Principal Balance                                                                  6,840,314.22
(xxx)       Class B Outstanding Principal Balance                                                                             -
(xxxi)      Class C Outstanding Principal Balance                                                                             -
(xxxii)     Class D Outstanding Principal Balance                                                                             -
(xxxiii)    Subordinated Swap Payments                                                                                        -
(xxxiv)     Additional Servicing Obligations                                                                                  -
(xxxv)      Remainder to Beneficial Interest                                                                                  -
                                                                                                       ------------------------
                                                                                                                  69,644,349.58

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                   33,000,000.00
Second Collection Account Top-up                                  10,000,000.00
Third Collection Account Top-up                                    5,000,000.00
Fourth Collection Account Top-up                                   4,000,000.00
                                                         -----------------------
  Total Liquidity Reserve Amount                                  52,000,000.00                                  (52,000,000.00)

             Total Payments with respect to Payment Date                                                ------------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above                               17,644,349.58
                                                                                                        ------------------------

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4. Payments on the Notes by Subclass
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                                                                       Subclass                Subclass                   Class
(a) Floating Rate Notes                                                     A-1                     A-2                       B
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
Applicable LIBOR                                                       6.62125%                6.62125%                6.62125%
Applicable Margin                                                      0.48000%                0.50000%                1.15000%
Applicable Interest Rate                                               7.10125%                7.12125%                7.77125%
Actual Number of Days                                                        31                      31                      31
Interest Amount Paid                                               3,133,919.70            2,072,247.89              821,785.33
Additional Interest Paid                                                      -                       -                       -
Maturity Step-up Interest Amount Paid                                         -                       -                       -
Registration Step-up Interest Amount Paid                                     -                       -                       -
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Total Interest Paid                                                3,133,919.70            2,072,247.89              821,785.33
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Expected Final Payment Date                                        May 15, 2004           June 15, 2008            May 15, 2016
Excess Amortization Date                                           May 15, 2004           June 15, 1999           June 15, 1999

Original Balance                                                 512,500,000.00          400,000,000.00          126,500,000.00
Opening Outstanding Principal Balance                            512,500,000.00          337,929,636.58          122,802,811.92
Total Principal Distribution Amount                                           -            6,840,314.22              461,917.70
Redemption Amount:
  Amount allocable to principal                                               -                       -                       -
  Amount allocable to premium                                                 -                       -                       -
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Closing Outstanding Principal Balance                            512,500,000.00          331,089,322.36          122,340,894.22
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                                                                          Class                   Class
(b) Fixed Rate Notes                                                          C                       D
--------------------------------------------------------------------------------------------------------

Applicable Interest Rate                                                  8.00%                  11.00%
Number of Days                                                               30                      30
Interest Amount Payable                                              706,666.67              586,666.67
Additional Interest Paid                                                      -                       -
Registration Step-up Interest Amount Paid                                     -                       -
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Total Interest Paid                                                  706,666.67              586,666.67
--------------------------------------------------------------------------------------------------------

Expected Final Payment Date                                       July 15, 2016         August 15, 2016
Excess Amortization Date                                          July 15, 2016            May 15, 2009

Original Balance                                                 106,000,000.00           64,000,000.00
Opening Outstanding Principal Balance                            106,000,000.00           64,000,000.00
Total Principal Distribution Amount                                           -                       -

                                  Page 3 of 4

Redemption Amount:
 Amount allocable to principal                                                -                       -
 Amount allocable to premium                                                  -                       -
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Closing Outstanding Principal Balance                            106,000,000.00           64,000,000.00
--------------------------------------------------------------------------------------------------------

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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                             November 15, 2000
Next Calculation Date                                          November 9, 2000
Reference Date                                                 October 12, 2000

                                                                       Subclass                Subclass                   Class
                                                                            A-1                     A-2                       B
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Applicable LIBOR                                                       6.62000%                6.62000%                6.62000%
Applicable Margin                                                      0.48000%                0.50000%                1.15000%
Applicable Interest Rate                                               7.10000%                7.12000%                7.77000%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                       Subclass                Subclass                   Class
(a) Floating Rate Notes                                                     A-1                     A-2                       B
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Opening Outstanding Principal Balance                                100,000.00               84,482.41               97,077.32
Total Principal Payments                                                      -                1,710.08                  365.15
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Closing Outstanding Principal Balance                                100,000.00               82,772.33               96,712.17

Total Interest                                                           611.50                  518.06                  649.63
Total Premium                                                                 -                       -                       -
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                                                                          Class                   Class
(b) Fixed Rate Notes                                                          C                       D
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Opening Outstanding Principal Balance                                100,000.00              100,000.00
Total Principal Payments                                                      -                       -
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Closing Outstanding Principal Balance                                100,000.00              100,000.00

Total Interest                                                           666.67                  916.67
Total Premium                                                                 -                       -
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


Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:   673,007.48

                                  Page 4 of 4